Exhibit 10.1
Execution Version
AMENDMENT NO. 8 TO FIRST LIEN CREDIT AGREEMENT
AMENDMENT NO. 8, dated as of May 8, 2026 (this “Amendment”), by and among ZOOMINFO LLC (f/k/a DISCOVERORG, LLC), a limited liability company organized under the laws of Delaware (the “Borrower”), ZOOMINFO TECHNOLOGIES LLC, a limited liability company organized under the laws of Delaware (the “Co-Borrower”), ZOOMINFO MIDCO, LLC (f/k/a DISCOVERORG MIDCO, LLC), a limited liability company organized under the laws of Delaware (“Holdings”), each of the Guarantors party hereto, the 2026 Incremental Revolving Credit Lender (as defined below) and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent (in such capacity, the “Administrative Agent”), to the First Lien Credit Agreement, dated as of February 1, 2019, among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto (as amended by that certain Amendment No. 1 to First Lien Credit Agreement, dated as of February 19, 2020, as further amended by that certain Amendment No. 2 to First Lien Credit Agreement, dated as of February 2, 2021, as further amended by that certain Amendment No. 3 to First Lien Credit Agreement, dated as of July 20, 2021, as further amended by that certain Amendment No. 4 to First Lien Credit Agreement, dated as of December 30, 2022, as further amended by that certain Amendment No. 5 to First Lien Credit Agreement, dated as of February 28, 2023, as further amended by that certain Amendment No. 6 to First Lien Credit Agreement, dated as of December 8, 2023, as further amended by that certain Amendment No. 7 to First Lien Credit Agreement, dated as of June 10, 2024, and as further amended, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;
WHEREAS, Sections 2.14 and Section 10.01 of the Credit Agreement provide that the Borrower, the Administrative Agent and the Lenders may amend the Credit Agreement as set forth herein, including increasing the Commitments under any Revolving Tranche;
WHEREAS, U.S. Bank National Association has been appointed as the left lead arranger and bookrunner for this Amendment (in such capacities, the “Amendment No. 8 Arranger”);
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has given notice to the Administrative Agent of a request of a Revolving Credit Commitment Increase in an aggregate principal amount of $26,000,000 (such Revolving Credit Commitment Increase, the “2026 Incremental Revolving Credit Commitments”) from the 2026 Incremental Revolving Credit Lender, such that the aggregate principal amount of outstanding Revolving Credit Commitments as of the Amendment No. 8 Effective Date (as defined below) shall be $276,000,000.00.

WHEREAS, the Person set forth on Exhibit A hereto (“2026 Incremental Revolving Credit Lender”) has agreed to provide 2026 Incremental Revolving Credit Commitments in the amount set forth on such Exhibit A on the Amendment No. 8 Effective Date, on the terms and subject to the conditions as set forth herein;
WHEREAS, in accordance with the provisions of Section 10.01 of the Credit Agreement, the Loan Parties, the Administrative Agent and the 2026 Incremental Revolving Credit Lender wish to amend the Credit Agreement pursuant to this Amendment as set forth herein;
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
Incremental Commitment Amendment
Section 1.1. Each party hereto agrees as follows:
(a)This Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents;
(b)This Amendment shall constitute the notice required pursuant to Section 2.14(a) of the Credit Agreement;
(c)Subject to the satisfaction of the conditions set forth in Article III below, each 2026 Incremental Revolving Credit Lender agrees, effective as of the Amendment No. 8 Effective Date, to provide the 2026 Incremental Revolving Credit Commitments set forth on Exhibit A attached hereto; and

(d)From and after the Amendment No. 8 Effective Date, (a) each 2026 Incremental Revolving Credit Lender shall be a “Revolving Credit Lender” and “Revolving Commitment Increase Lender” for all purposes under the Amended Credit Agreement and the other Loan Documents and perform all the obligations of, and have all the rights of, a Lender thereunder, (b) each of the revolving commitments of the 2026 Incremental Revolving Credit Lender shall be a “Revolving Credit Commitment” and each of the 2026 Incremental Revolving Credit Commitments shall be a “Revolving Credit Commitment Increase” for all purposes under the Amended Credit Agreement and the other Loan Documents, (c) the revolving facility established under this Amendment shall be a “Revolving Credit Facility” for all purposes under the Amended Credit Agreement and the other Loan Documents, and (d) the revolving loans of the 2026 Incremental Revolving Credit Lender shall each be a “Revolving Credit Loan” and constitute a single Revolving Tranche (and unless otherwise specified herein, have the same terms (including with respect to Guarantees, Collateral, pricing, interest rates and Applicable Rate and rights to prepayment and repayment), in each case, as the Revolving Credit Facility under the Credit Agreement immediately prior to the Amendment No. 8 Effective Date) for all purposes under the Amended Credit Agreement and the other Loan Documents. Each reference to “Arrangers”, “Incremental Arrangers” or “Agents” in the Amended Credit Agreement shall be deemed to include the Amendment No. 8 Arranger, and the Amendment No. 8 Arranger shall benefit from the indemnity provisions in the Amended Credit Agreement with respect to the transactions contemplated herein.
ARTICLE II
Credit Agreement Amendments
Section 2.1. Amendments. Subject to satisfaction (or waiver) of the conditions set forth in Article III hereof, on the Amendment No. 8 Effective Date, the Credit Agreement is hereby amended as follows:
(a)the table setting forth the Revolving Credit Commitments on Schedule 2.01 of the Credit Agreement is hereby replaced with the table setting forth the Revolving Credit Commitments set forth on Schedule 1 hereto.
(b)The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
“2026 Incremental Revolving Credit Commitments” has the meaning assigned to such term in Amendment No. 8.
“2026 Incremental Revolving Credit Lender” has the meaning assigned to such term in Amendment No. 8.
“Amendment No. 8” means Amendment No. 8 to this Agreement, dated as of May 8, 2026.
“Amendment No. 8 Arranger” has the meaning assigned to such term in the recitals to Amendment No. 8.

“Amendment No. 8 Effective Date” means May 8, 2026, the date of effectiveness of Amendment No. 8.
(c)The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” that is immediately before “(xii)” with a comma and inserting the following at the end of the sentence: “, (xiii) Amendment No. 4, (xiv) Amendment No. 5, (xv) Amendment No. 6, (xvi) Amendment No. 7 and (xvii) Amendment No. 8”.
(d)The definition of “Revolving Credit Commitments” in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “The aggregate principal amount of the Revolving Credit Commitments shall be $250,000,000 on the Amendment No. 5 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.” with “The aggregate principal amount of the Revolving Credit Commitments was $250,000,000 on the Amendment No. 5 Effective Date. The aggregate principal amount of the Revolving Credit Commitments shall be $276,000,000 on the Amendment No. 8 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”
(e)Section 9.12 of the Credit Agreement is hereby amended by (w) replacing the word “or” immediately before ““Amendment No. 7 Arranger”” with a comma, (x) inserting the following after “Amendment No. 7 Arranger” in the first sentence thereof: “or “Amendment No. 8 Arranger””, (y) replacing the word “or” immediately before “Amendment No. 7” with a comma and (z) inserting the following after “Amendment No. 7” in the first sentence thereof: “or Amendment No. 8”.
ARTICLE III
In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party party hereto represents and warrants to the Administrative Agent, Collateral Agent and the Lenders that:

Section 3.1. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of the Restricted Subsidiaries (subject, in the case of clause (c), to the Legal Reservations and Section 3.3) (a) is a Person duly organized, formed or incorporated, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute and deliver this Amendment and perform its obligations under this Amendment and under the Amended Credit Agreement, (c) is duly qualified and is authorized to do business and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification and (d) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (a) (other than with respect to the Borrower), (b)(i), (b)(ii) (other than with respect to the Borrower), (c) and (d), to the extent that any failure to be so or to have such would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 3.2. Authorization; No Contravention. The execution and delivery of this Amendment and performance by each Loan Party of this Amendment and the Amended Credit Agreement, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action and do not (a) contravene the terms of any of such Person’s Organization Documents or (b) violate any Law; except in each case to the extent that such violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 3.3. Governmental Authorization; Other Consents. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery, performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document, or for the consummation of the Transactions, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents or (c) the perfection or maintenance of the Liens created under the Collateral Documents, except for (w) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties consisting of UCC financing statements, filings in the United States Patent and Trademark Office and/or the United States Copyright Office (if there are any patents, registered trademarks, registered copyrights, or applications for any of the foregoing) and Mortgages, (x) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (y) those approvals, consents, exemptions, authorizations or other actions, notices or filings set out in the Collateral Documents and (z) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.4. Binding Effect. This Amendment has been duly executed and delivered by each Loan Party (to the extent such concept is applicable in the relevant jurisdiction and subject, in each case, to the Legal Reservations and Section 3.3). Subject to the Legal Reservations, this Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms.
ARTICLE IV

Conditions to Effectiveness
Section 4.1. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment No. 8 Effective Date”) on which the following conditions precedent are satisfied (or waived by the Administrative Agent):
(a)The Administrative Agent (or its counsel) shall have received the following, each of which shall be originals or facsimiles or “pdf” files (followed promptly by originals) unless otherwise specified, from (i) the 2026 Incremental Revolving Credit Lender, (ii) the Administrative Agent and (iii) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)The Administrative Agent shall have received a solvency certificate executed by the chief financial officer or similar officer, director or authorized signatory of Holdings (after giving effect to the transactions contemplated by this Amendment) substantially in the form attached as Exhibit G to the Amended Credit Agreement;
(c)The Administrative Agent shall have received (i) such customary resolutions or other action of the Borrower, Holdings and each other Loan Party as the Administrative Agent may reasonably require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, (ii) with respect to the Borrower, Holdings and each other Loan Party, such documents and certifications (including incumbency certificates, Organization Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that each of the Borrower, Holdings and each other Loan Party is duly organized or formed, and that each of the Borrower, Holdings and each other Loan Party is validly existing and in good standing and (iii) to the extent applicable in the relevant jurisdiction, bring down good standing certificates of the Borrower, Holdings and each other Loan Party dated as of a recent date.
(d)Holdings, the Borrower and each of the Subsidiary Guarantors shall have provided the documentation and other information reasonably requested in writing at least five (5) Business Days prior to the Amendment No. 8 Effective Date by the 2026 Incremental Revolving Credit Lender as they reasonably determine is required by United States regulatory authorities in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation, in each case at least three (3) Business Days prior to the Amendment No. 8 Effective Date (or such shorter period as the Administrative Agent shall otherwise agree).

(e)(a) All costs, fees, expenses (including without limitation legal fees and expenses of Latham & Watkins LLP, the counsel to the Administrative Agent), in each case solely to the extent required to be paid pursuant to Section 10.04 of the Amended Credit Agreement and (b) all fees required to be paid on the Amendment No. 8 Effective Date pursuant to that Fee Letter, dated as of the Amendment No. 8 Effective Date, by and among the Borrower, the Co-Borrower and the Amendment No. 8 Arranger (as applicable), shall have been paid to the extent due (and, in the case of expenses, invoiced in reasonable detail at least three (3) Business Days prior to the Amendment No. 8 Effective Date).
(f)After giving effect to this Amendment, (i) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement, Article III hereunder and each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 8 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and (ii) no Default shall exist, or would result immediately after giving effect to the provisions of this Amendment. A Responsible Officer of the Borrower shall have delivered a certificate to the Administrative Agent certifying as to the matters set forth in clauses (i) and (ii).
(g)The Administrative Agent shall have received an opinion of Barnes & Thornburg LLP, special New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and the Amendment No. 8 Arranger.

ARTICLE V

Miscellaneous
Section 5.1. Continuing Effect; No Other Amendments or Waivers; Effect of the Amendment.
(a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 8 Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No. 8 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 8 Effective Date, the Credit Agreement as amended hereby.
Section 5.2. 2026 Incremental Revolving Credit Lender. The 2026 Incremental Revolving Credit Lender hereby consents to this Amendment. The 2026 Incremental Revolving Credit Lender, the Administrative Agent and the Borrower acknowledge and agree that the 2026 Incremental Revolving Credit Lender (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Amended Credit Agreement and other Loan Documents with Revolving Credit Loans (as applicable) in an amount equal $26,000,000, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder.

Section 5.3. Counterparts. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include any electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may also require that any such documents and signatures delivered by telecopy, emailed, pdf or any other electronic means be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy, emailed pdf or any other electronic means.
Section 5.4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
Section 5.5. Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment No. 8 Effective Date, that its guarantee of the Obligations under the Subsidiary Guaranty and the Holdings Guaranty and its grant of Liens on the Collateral to secure the Obligations pursuant to each Collateral Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Credit Agreement as amended by this Amendment) subject to any limitations set out in the Credit Agreement (as so amended) and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.
Section 5.5. Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
Section 5.6. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 5.7. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[Signature Pages Follow]

ZOOMINFO MIDCO LLC, as Holdings

By:
Name:
Title:

ZOOMINFO LLC, as the Borrower

By:
Name:
Title:

ZOOMINFO TECHNOLOGIES LLC, as the Co-Borrower

By:
Name:
Title:

CLICKAGY LLC, as a Guarantor

By:
Name:
Title:

NEVERBOUNCE, LLC, as a Guarantor

By:
Name:
Title:
[ZoomInfo – Signature page to Amendment No. 8]

DATANYZE, LLC, as a Guarantor

By:
Name:
Title:

DISCOVERORG ACQUISITION (KOMIKO), LLC, as a Guarantor

By:
Name:
Title:

ZOOMINFO APOLLO LLC, as a Guarantor

By:
Name:
Title:

EVERSTRING TECHNOLOGY, LLC, as a Guarantor

By:
Name:
Title:

ZOOMINFO FINANCE CORP., as a Guarantor

[ZoomInfo – Signature page to Amendment No. 8]

By:
Name:
Title:

ZOOMINFO RUBY LLC, as a Guarantor

By:
Name:
Title:

COMPARABLY LLC, as a Guarantor

By:
Name:
Title:

ZOOMINFO RAZOR LLC, as a Guarantor

By:
Name:
Title:

ZOOMINFO VENTURES LLC, as a Guarantor

By:
Name:
Title:

[ZoomInfo – Signature page to Amendment No. 8]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent
By:
Name:
Title:
[ZoomInfo – Signature page to Amendment No. 8]

U.S. BANK NATIONAL ASSOCIATION, as 2026 Incremental Revolving Credit Lender
By:
Name:
Title:
[ZoomInfo – Signature page to Amendment No. 2]

Schedule 1
Schedule 2.01
to Credit Agreement

Commitments and Pro Rata Shares
Revolving Credit Commitments

Lender	Pro Rata Share (after giving effect to 2026 Incremental Revolving Credit Commitment)	Revolving Credit Commitment (after giving effect to 2026 Incremental Revolving Credit Commitment)
Morgan Stanley Senior Funding, Inc.	16.304347827%	$45,000,000
JPMorgan Chase Bank, N.A.	16.304347826%	$45,000,000
Barclays Bank PLC	16.304347826%	$45,000,000
Bank of America, N.A.	13.405797101%	$37,000,000
Royal Bank of Canada – New York Branch	9.420289855%	$26,000,000
Goldman Sachs Bank USA	9.420289855%	$26,000,000
Wells Fargo Bank, National Association	9.420289855%	$26,000,000
U.S. Bank National Association	9.420289855%	$26,000,000
Total:	100%	$276,000,000

Exhibit A

2026 Incremental Revolving Credit Commitments

2026 Incremental Revolving Credit Lender	2026 Incremental Revolving Credit Commitment
U.S. Bank National Association	$26,000,000
Total:	$26,000,000